June 4, 2012

Matson Navigation Company, Inc.
555 Market Street, 7th Floor
Oakland, CA 94607

Re:
Credit Agreement, dated as of August 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among Matson Navigation Company, Inc., a Hawaii corporation (the "Borrower"), the Lenders from time to time party thereto, and First Hawaiian Bank, as Agent.

Ladies and Gentlemen:

Reference is made to the Credit Agreement.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The Lenders hereby consent to the transactions set forth in (i) the Agreement and Plan of Merger dated as of February 13, 2012 by and between Alexander & Baldwin Holdings, Inc., Alexander & Baldwin, and A&B Merger Corporation (in the form publicly filed by Alexander & Baldwin on February 14, 2012) and (ii) the Separation and Distribution Agreement anticipated to be dated as of June 8, 2012 by and between Alexander & Baldwin Holdings, Inc. and A&B II, Inc. in the form publicly filed by Alexander & Baldwin on May 30, 2012.

Without limiting the foregoing, notwithstanding the definition of “Change of Control” in Section 1.01 of the Credit Agreement, the Lenders hereby agree that none of the following transactions shall constitute a “Change of Control”:  (i) the Merger (as defined in the Merger Agreement) and resulting indirect ownership of the Borrower by Alexander & Baldwin Holdings, Inc. (a newly formed corporation that as of the date of such Merger will be owned by the then existing shareholders of Alexander & Baldwin), (ii) the conversion of Alexander & Baldwin into a limited liability company (“Alexander & Baldwin, LLC”), and (iii) the distribution by Alexander & Baldwin, LLC of all of the shares of capital stock of the Borrower to Alexander & Baldwin Holdings, Inc.

Furthermore, the Borrower and the Lenders hereby agree that the definition of “Lien” in Section 1.01 of the Credit Agreement shall be hereby amended and restated as follows:   “Lien” means any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any purchase money mortgage, conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of any financing statement (exclusive of filings for precautionary purposes only) under the Uniform Commercial Code of any jurisdiction).”

Except as modified hereby, the Credit Agreement remains in full force and effect.

This letter may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.Delivery of an executed counterpart of this letter by facsimile or .pdf shall be effective as an original.

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This letter shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

FIRST HAWAIIAN BANK,
as Agent, L/C Issuer and Lender

By:        /s/ Susan Takeda
Name:   Susan Takeda
Title:     Vice President

LENDERS:                                                                BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:          /s/ Gordon H. Gray
Name:     Gordon H. Gray
Title:       Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:          /s/ Dhiren Desai
Name:     Dhiren Desai
Title:       Vice President

DNB NOR BANK ASA,
as a Lender

By:          /s/ Giacomo Landl
Name:     Giacomo Landl
Title:       Senior Vice President

By:          /s/ Nikolai A. Nachamkin
Name:     Nikolai A. Nachamkin
Title:       Senior Vice President

AMERICAN SAVINGS BANK, F.S.B.
as a Lender

By:          /s/ Rian DuBach
Name:     Rian DuBach
Title:       Vice President

BANK OF HAWAII,
as a Lender

By:          /s/ Darrell McCorquodale
Name:     Darrell McCorquodale
Title:       Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:          /s/ Blake Malia
Name:     Blake Malia
Title:       Vice President

ACCEPTED AND AGREED TO:

BORROWER:MATSON NAVIGATION COMPANY, INC.,
a Hawaii corporation

By:         /s/ Joel M. Wine
Name:    Joel M. Wine
Title:      Senior Vice President and Chief Financial Officer